Exhibit 99.2

RenaissanceRe

RenaissanceRe Holdings Ltd.

Financial Supplement

September 30, 2009

Contact:

Investors:

RenaissanceRe Holdings Ltd.

Rohan Pai

Director of Investor Relations

441-295-4513

Media:

Kekst and Company

David Lilly or Dawn Dover

212-521-4800

RenaissanceRe Holdings Ltd.

Contents

		Page(s)
Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2-3
b.	Consolidated Segment Underwriting Results	4-5
c.	Reinsurance Segment - Catastrophe and Specialty Underwriting Results	6
d.	Reinsurance Segment - Gross Premiums Written	7
e.	Individual Risk Segment - Gross Premiums Written	8
f.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	9-10

Balance Sheets
a.	Summary Consolidated Balance Sheets	11

Investments
a.	Investment Portfolio - Composition	12
b.	Summary of Other Investments	13
c.	Investment Result	14
d.	Investment Portfolio - Yield to Maturity and Credit Rating	15
e.	Investment Portfolio - Change in Fair Value	16
f.	Fixed Maturity Investments Available for Sale - Securitized Assets	17
g.	Fixed Maturity Investments Available for Sale - Corporate Sector	18
h.	Fixed Maturity Investments Available for Sale - Corporate Top 10 Issuers by Fair Value	18

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	19
b.	Paid to Incurred Analysis	20

Other Items
a.	Earnings per Share	21
b.	Equity in Earnings of Other Ventures	22
c.	Other Income (Loss)	23
d.	Ratings	24

Comments on Regulation G		25-26

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income (loss) available (attributable) to RenaissanceRe common shareholders”, “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 25 and 26 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by the Company’s subsidiary RenaissanceRe Ventures Ltd., and (2) Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its quarterly reports on Form 10-Q .

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2008. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including the Annual Report on Form 10-K for 2008 and its quarterly reports on Form 10-Q . Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008
Highlights
Gross premiums written	$202,413	$239,806	$1,655,886	$1,574,419
Net premiums written	75,098	194,408	1,153,304	1,211,546
Net premiums earned	296,013	379,342	977,578	1,064,829
Net claims and claim expenses incurred	38,567	535,347	191,587	731,720
Underwriting income (loss)	167,745	(240,532)	512,569	84,934
Net investment income	106,815	15,767	263,234	106,955
Net income (loss) available (attributable) to RenaissanceRe common shareholders	258,628	(230,974)	627,091	41,912

Net realized gains on investments	16,794	11,198	57,809	28,322
Net other-than-temporary impairments	(346)	(98,808)	(21,201)	(150,763)

Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	242,180	(143,364)	590,483	164,353

Total assets	$8,544,699	$8,589,239	$8,544,699	$8,589,239
Total shareholders’ equity	$3,720,470	$3,041,241	$3,720,470	$3,041,241

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (2)	$4.12	$(3.79)	$10.03	$0.65
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1) (2)	$3.85	$(2.35)	$9.43	$2.56
Dividends per common share	$0.24	$0.23	$0.72	$0.69

Book value per common share	$49.21	$38.94	$49.21	$38.94
Adjustment for goodwill and other intangibles (1)	(1.83)	(1.92)	(1.83)	(1.92)

Tangible book value per common share (1)	47.38	37.02	47.38	37.02
Accumulated dividends per common share	8.64	7.69	8.64	7.69

Tangible book value per common share plus accumulated dividends (1)	$56.02	$44.71	$56.02	$44.71

Financial ratios
Net claims and claim expense ratio - current accident year	36.8%	150.6%	36.9%	81.0%
Net claims and claim expense ratio - prior accident years	(23.8%)	(9.5%)	(17.3%)	(12.3%)

Net claims and claim expense ratio - calendar year	13.0%	141.1%	19.6%	68.7%
Underwriting expense ratio	30.3%	22.3%	28.0%	23.3%

Combined ratio	43.3%	163.4%	47.6%	92.0%

Operating return on average common equity - annualized (1)	33.3%	(22.4%)	29.5%	8.2%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Quarter to Date

	Three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Revenues
Gross premiums written	$202,413	$855,172	$598,301	$161,609	$239,806

Net premiums written	$75,098	$631,370	$446,836	$142,074	$194,408
Decrease (increase) in unearned premiums	220,915	(251,553)	(145,088)	179,921	184,934

Net premiums earned	296,013	379,817	301,748	321,995	379,342
Net investment income (loss)	106,815	114,293	42,126	(82,724)	15,767
Net foreign exchange gains (losses)	1,556	(4,162)	(10,155)	(5,553)	3,448
Equity in earnings of other ventures	4,331	5,432	1,736	148	2,333
Other income (loss)	13,424	(3,656)	(14,795)	6	2,258
Net realized gains (losses) on investments	16,794	18,889	22,126	(17,622)	11,198

Total other-than-temporary impairments	(1,408)	(5,289)	(19,022)	(66,251)	(98,808)
Portion recognized in other comprehensive income, before taxes	1,062	3,456	—	—	—

Net other-than-temporary impairments	(346)	(1,833)	(19,022)	(66,251)	(98,808)

Total revenues	438,587	508,780	323,764	149,999	315,538

Expenses
Net claims and claim expenses incurred	38,567	66,823	86,197	28,769	535,347
Acquisition expenses	44,203	52,495	44,604	59,281	54,231
Operational expenses	45,498	46,865	39,757	28,262	30,296
Corporate expenses	(4,319)	6,339	6,588	6,705	3,116
Interest expense	3,748	4,200	4,136	6,513	5,379

Total expenses	127,697	176,722	181,282	129,530	628,369

Income (loss) before taxes	310,890	332,058	142,482	20,469	(312,831)
Income tax (expense) benefit	(3,993)	(652)	852	368	455

Net income (loss)	306,897	331,406	143,334	20,837	(312,376)
Net (income) loss attributable to redeemable noncontrolling interest - DaVinciRe	(37,694)	(49,652)	(35,475)	(65,454)	91,977

Net income (loss) attributable to RenaissanceRe	269,203	281,754	107,859	(44,617)	(220,399)
Dividends on preference shares	(10,575)	(10,575)	(10,575)	(10,575)	(10,575)

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$258,628	$271,179	$97,284	$(55,192)	$(230,974)

Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1) (2)	$3.85	$4.05	$1.52	$0.47	$(2.35)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$4.15	$4.35	$1.57	$(0.91)	$(3.79)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (2)	$4.12	$4.32	$1.57	$(0.91)	$(3.79)

Average shares outstanding - basic	60,898	60,963	60,635	60,732	60,943
Average shares outstanding - diluted	61,367	61,322	60,989	61,269	61,694

Net claims and claim expense ratio	13.0%	17.6%	28.6%	8.9%	141.1%
Underwriting expense ratio	30.3%	26.2%	27.9%	27.2%	22.3%

Combined ratio	43.3%	43.8%	56.5%	36.1%	163.4%

Operating return on average common equity - annualized (1)	33.3%	38.9%	15.5%	4.8%	(22.4%)

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Year to Date

	Nine months ended
	September 30, 2009	September 30, 2008
Revenues
Gross premiums written	$1,655,886	$1,574,419

Net premiums written	$1,153,304	$1,211,546
Increase in unearned premiums	(175,726)	(146,717)

Net premiums earned	977,578	1,064,829
Net investment income	263,234	106,955
Net foreign exchange (losses) gains	(12,761)	8,153
Equity in earnings of other ventures	11,499	13,455
Other (loss) income	(5,027)	10,246
Net realized gains on investments	57,809	28,322

Total other-than-temporary impairments	(25,719)	(150,763)
Portion recognized in other comprehensive income, before taxes	4,518	—

Net other-than-temporary impairments	(21,201)	(150,763)

Total revenues	1,271,131	1,081,197

Expenses
Net claims and claim expenses incurred	191,587	731,720
Acquisition expenses	141,302	154,272
Operational expenses	132,120	93,903
Corporate expenses	8,608	18,930
Interest expense	12,084	18,120

Total expenses	485,701	1,016,945

Income before taxes	785,430	64,252
Income tax expense	(3,793)	(936)

Net income	781,637	63,316
Net (income) loss attributable to redeemable noncontrolling interest - DaVinciRe	(122,821)	10,321

Net income attributable to RenaissanceRe	658,816	73,637
Dividends on preference shares	(31,725)	(31,725)

Net income available to RenaissanceRe common shareholders	$627,091	$41,912

Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$9.43	$2.56
Net income available to RenaissanceRe common shareholders per common share - basic	$10.09	$0.66
Net income available to RenaissanceRe common shareholders per Common Share - diluted	$10.03	$0.65

Average shares outstanding - basic	60,832	63,131
Average shares outstanding - diluted	61,226	64,125

Net claims and claim expense ratio	19.6%	68.7%
Underwriting expense ratio	28.0%	23.3%

Combined ratio	47.6%	92.0%

Operating return on average common equity - annualized (1)	29.5%	8.2%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Quarter to Date

	Three months ended September 30, 2009
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$132,487	$83,349	$(13,423)	$202,413

Net premiums written	$43,202	$31,896		$75,098

Net premiums earned	$202,260	$93,753		$296,013
Net claims and claim expenses incurred	(15,914)	54,481		38,567
Acquisition expenses	17,164	27,039		44,203
Operational expenses	33,961	11,537		45,498

Underwriting income	$167,049	$696		$167,745

Net claims and claim expenses incurred - current accident year	$46,755	$62,256		$109,011
Net claims and claim expenses incurred - prior accident years	(62,669)	(7,775)		(70,444)

Net claims and claim expenses incurred - total	$(15,914)	$54,481		$38,567

Net claims and claim expense ratio - current accident year	23.1%	66.4%		36.8%
Net claims and claim expense ratio - prior accident years	(31.0%)	(8.3%)		(23.8%)

Net claims and claim expense ratio - calendar year	(7.9%)	58.1%		13.0%
Underwriting expense ratio	25.3%	41.2%		30.3%

Combined ratio	17.4%	99.3%		43.3%

	Three months ended September 30, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$169,463	$83,685	$(13,342)	$239,806

Net premiums written	$129,229	$65,179		$194,408

Net premiums earned	$251,058	$128,284		$379,342
Net claims and claim expenses incurred	423,568	111,779		535,347
Acquisition expenses	34,469	19,762		54,231
Operational expenses	20,602	9,694		30,296

Underwriting loss	$(227,581)	$(12,951)		$(240,532)

Net claims and claim expenses incurred - current accident year	$454,187	$117,157		$571,344
Net claims and claim expenses incurred - prior accident years	(30,619)	(5,378)		(35,997)

Net claims and claim expenses incurred - total	$423,568	$111,779		$535,347

Net claims and claim expense ratio - current accident year	180.9%	91.3%		150.6%
Net claims and claim expense ratio - prior accident years	(12.2%)	(4.2%)		(9.5%)

Net claims and claim expense ratio - calendar year	168.7%	87.1%		141.1%
Underwriting expense ratio	21.9%	23.0%		22.3%

Combined ratio	190.6%	110.1%		163.4%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Year to Date

	Nine months ended September 30, 2009
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$1,221,035	$447,229	$(12,378)	$1,655,886

Net premiums written	$852,970	$300,334		$1,153,304

Net premiums earned	$656,143	$321,435		$977,578
Net claims and claim expenses incurred	(40,132)	231,719		191,587
Acquisition expenses	57,321	83,981		141,302
Operational expenses	98,265	33,855		132,120

Underwriting income (loss)	$540,689	$(28,120)		$512,569

Net claims and claim expenses incurred - current accident year	$143,636	$217,350		$360,986
Net claims and claim expenses incurred - prior accident years	(183,768)	14,369		(169,399)

Net claims and claim expenses incurred - total	$(40,132)	$231,719		$191,587

Net claims and claim expense ratio - current accident year	21.9%	67.6%		36.9%
Net claims and claim expense ratio - prior accident years	(28.0%)	4.5%		(17.3%)

Net claims and claim expense ratio - calendar year	(6.1%)	72.1%		19.6%
Underwriting expense ratio	23.7%	36.6%		28.0%

Combined ratio	17.6%	108.7%		47.6%

	Nine months ended September, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$1,100,984	$479,351	$(5,916)	$1,574,419

Net premiums written	$825,336	$386,210		$1,211,546

Net premiums earned	$709,571	$355,258		$1,064,829
Net claims and claim expenses incurred	490,757	240,963		731,720
Acquisition expenses	78,495	75,777		154,272
Operational expenses	64,497	29,406		93,903

Underwriting income	$75,822	$9,112		$84,934

Net claims and claim expenses incurred - current accident year	$582,624	$279,748		$862,372
Net claims and claim expenses incurred - prior accident years	(91,867)	(38,785)		(130,652)

Net claims and claim expenses incurred - total	$490,757	$240,963		$731,720

Net claims and claim expense ratio - current accident year	82.1%	78.7%		81.0%
Net claims and claim expense ratio - prior accident years	(12.9%)	(10.9%)		(12.3%)

Net claims and claim expense ratio - calendar year	69.2%	67.8%		68.7%
Underwriting expense ratio	20.1%	29.6%		23.3%

Combined ratio	89.3%	97.4%		92.0%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Catastrophe and Specialty Underwriting Results

	Three months ended September 30, 2009			Three months ended September 30, 2008
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total

Gross premiums written	$107,308	$25,179	$132,487	$141,252	$28,211	$169,463

Net premiums written	$19,656	$23,546	$43,202	$101,018	$28,211	$129,229

Net premiums earned	$176,519	$25,741	$202,260	$217,626	$33,432	$251,058
Net claims and claim expenses incurred	(3,068)	(12,846)	(15,914)	410,683	12,885	423,568
Acquisition expenses	14,365	2,799	17,164	27,838	6,631	34,469
Operational expenses	25,303	8,658	33,961	16,037	4,565	20,602

Underwriting income (loss)	$139,919	$27,130	$167,049	$(236,932)	$9,351	$(227,581)

Net claims and claim expenses incurred - current accident year	$35,030	$11,725	$46,755	$440,740	$13,447	$454,187
Net claims and claim expenses incurred - prior accident years	(38,098)	(24,571)	(62,669)	(30,057)	(562)	(30,619)

Net claims and claim expenses incurred - total	$(3,068)	$(12,846)	$(15,914)	$410,683	$12,885	$423,568

Net claims and claim expense ratio - current accident year	19.8%	45.5%	23.1%	202.5%	40.2%	180.9%
Net claims and claim expense ratio - prior accident years	(21.5%)	(95.4%)	(31.0%)	(13.8%)	(1.7%)	(12.2%)

Net claims and claim expense ratio - calendar year	(1.7%)	(49.9%)	(7.9%)	188.7%	38.5%	168.7%
Underwriting expense ratio	22.4%	44.5%	25.3%	20.2%	33.5%	21.9%

Combined ratio	20.7%	(5.4%)	17.4%	208.9%	72.0%	190.6%

	Nine months ended September 30, 2009			Nine months ended September 30, 2008
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total

Gross premiums written	$1,127,726	$93,309	$1,221,035	$970,064	$130,920	$1,100,984

Net premiums written	$765,728	$87,242	$852,970	$694,416	$130,920	$825,336

Net premiums earned	$543,739	$112,404	$656,143	$555,446	$154,125	$709,571
Net claims and claim expenses incurred	(52,300)	12,168	(40,132)	449,156	41,601	490,757
Acquisition expenses	37,377	19,944	57,321	43,800	34,695	78,495
Operational expenses	74,738	23,527	98,265	49,920	14,577	64,497

Underwriting income	$483,924	$56,765	$540,689	$12,570	$63,252	$75,822

Net claims and claim expenses incurred - current accident year	$75,047	$68,589	$143,636	$497,005	$85,619	$582,624
Net claims and claim expenses incurred - prior accident years	(127,347)	(56,421)	(183,768)	(47,849)	(44,018)	(91,867)

Net claims and claim expenses incurred - total	$(52,300)	$12,168	$(40,132)	$449,156	$41,601	$490,757

Net claims and claim expense ratio - current accident year	13.8%	61.0%	21.9%	89.5%	55.6%	82.1%
Net claims and claim expense ratio - prior accident years	(23.4%)	(50.2%)	(28.0%)	(8.6%)	(28.6%)	(12.9%)

Net claims and claim expense ratio - calendar year	(9.6%)	10.8%	(6.1%)	80.9%	27.0%	69.2%
Underwriting expense ratio	20.6%	38.7%	23.7%	16.8%	32.0%	20.1%

Combined ratio	11.0%	49.5%	17.6%	97.7%	59.0%	89.3%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Gross Premiums Written

	Three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Renaissance catastrophe premiums	$78,232	$356,269	$289,630	$19,487	$97,839
Renaissance specialty premiums	25,249	(3,370)	68,973	26,875	28,408

Total Renaissance premiums	103,481	352,899	358,603	46,362	126,247

DaVinci catastrophe premiums	29,076	202,733	171,786	5,070	43,413
DaVinci specialty premiums	(70)	—	2,527	1,975	(197)

Total DaVinci premiums	29,006	202,733	174,313	7,045	43,216

Total Reinsurance premiums	$132,487	$555,632	$532,916	$53,407	$169,463

Total specialty premiums	$25,179	$(3,370)	$71,500	$28,850	$28,211

Total catastrophe premiums	$107,308	$559,002	$461,416	$24,557	$141,252
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (1)	(434)	26,184	23,792	—	(293)
Catastrophe premiums assumed from the Individual Risk segment	(13,423)	809	236	244	(13,342)

Total managed catastrophe premiums (2)	$93,451	$585,995	$485,444	$24,801	$127,617

	Nine months ended
	September 30, 2009	September 30, 2008
Renaissance catastrophe premiums	$724,131	$614,124
Renaissance specialty premiums	90,852	126,826

Total Renaissance premiums	814,983	740,950

DaVinci catastrophe premiums	403,595	355,940
DaVinci specialty premiums	2,457	4,094

Total DaVinci premiums	406,052	360,034

Total Reinsurance premiums	$1,221,035	$1,100,984

Total specialty premiums	$93,309	$130,920

Total catastrophe premiums	$1,127,726	$970,064
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (1)	49,542	55,370
Catastrophe premiums assumed from the Individual Risk segment	(12,378)	(5,916)

Total managed catastrophe premiums (2)	$1,164,890	$1,019,518

(1)	Top Layer Re is accounted for under the equity method of accounting.

(2)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

7

RenaissanceRe Holdings Ltd.

Individual Risk Segment - Gross Premiums Written

	Three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
By Line of Business
Commercial multi-line	$31,066	$25,447	$24,642	$27,131	$29,773
Multi-peril crop	21,296	234,994	8,152	52,229	11,881
Commercial property	15,514	32,366	16,121	18,055	24,863
Personal lines property	15,473	5,924	16,234	10,543	17,168

Total Individual Risk premiums	$83,349	$298,731	$65,149	$107,958	$83,685

	Nine months ended
	September 30, 2009	September 30, 2008
By Line of Business
Multi-peril crop	$264,442	$220,330
Commercial multi-line	81,155	92,856
Commercial property	64,001	116,546
Personal lines property	37,631	49,619

Total Individual Risk premiums	$447,229	$479,351

8

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Revenues
Gross premiums written	$29,006	$202,733	$174,313	$7,045	$43,216

Net premiums written	$4,148	$194,552	$149,125	$5,071	$38,485
Decrease (increase) in unearned premiums	79,730	(109,562)	(69,479)	71,459	61,787

Net premiums earned	83,878	84,990	79,646	76,530	100,272
Net investment income (loss)	14,011	15,200	8,862	(211)	12,149
Net foreign exchange gains (losses)	713	(968)	(3,332)	(717)	124
Other (loss) income	(6,157)	(2,674)	90	(1,370)	(114)
Net realized gains (losses) on investments	2,631	(255)	1,344	(2,634)	4,261

Total other-than-temporary impairments	—	—	(108)	(6,561)	(24,591)
Portion recognized in other comprehensive income, before taxes	—	—	—	—	—

Net other-than-temporary impairments	—	—	(108)	(6,561)	(24,591)

Total revenues	95,076	96,293	86,502	65,037	92,101

Expenses
Net claims and claim expenses incurred	(729)	(21,362)	1,792	(35,507)	202,378
Acquisition expenses	22,159	25,887	15,760	9,377	2,706
Operational and corporate expenses	12,051	10,540	10,427	3,943	4,325
Interest expense	631	927	1,145	2,495	1,754

Total expenses	34,112	15,992	29,124	(19,692)	211,163

Net income (loss)	60,964	80,301	57,378	84,729	(119,062)
Net (income) loss attributable to redeemable noncontrolling interest	(123)	(163)	(117)	(175)	235

Net income (loss) available (attributable) to DaVinciRe common shareholders	$60,841	$80,138	$57,261	$84,554	$(118,827)

Net claims and claim expenses incurred - current accident year	$14,560	$7,334	$7,675	$1,764	$213,116
Net claims and claim expenses incurred - prior accident years	(15,289)	(28,696)	(5,883)	(37,271)	(10,738)

Net claims and claim expenses incurred - total	$(729)	$(21,362)	$1,792	$(35,507)	$202,378

Net claims and claim expense ratio - current accident year	17.4%	8.6%	9.6%	2.3%	212.5%
Net claims and claim expense ratio - prior accident years	(18.3%)	(33.7%)	(7.4%)	(48.7%)	(10.7%)

Net claims and claim expense ratio - calendar year	(0.9%)	(25.1%)	2.2%	(46.4%)	201.8%
Underwriting expense ratio	40.8%	42.8%	32.9%	17.4%	7.0%

Combined ratio	39.9%	17.7%	35.1%	(29.0%)	208.8%

9

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Nine months ended
	September 30, 2009	September 30, 2008
Revenues
Gross premiums written	$406,052	$360,034

Net premiums written	$347,825	$336,126
Increase in unearned premiums	(99,311)	(80,296)

Net premiums earned	248,514	255,830
Net investment income	38,073	43,296
Net foreign exchange (losses) gains	(3,587)	1,328
Other loss	(8,741)	(1,589)
Net realized gains on investments	3,720	7,868

Total other-than-temporary impairments	(108)	(35,184)
Portion recognized in other comprehensive income, before taxes	—	—

Net other-than-temporary impairments	(108)	(35,184)

Total revenues	277,871	271,549

Expenses
Net claims and claim expenses (recovered) incurred	(20,299)	217,800
Acquisition expenses	63,806	40,729
Operational and corporate expenses	33,018	20,196
Interest expense	2,703	6,183

Total expenses	79,228	284,908

Net income (loss)	198,643	(13,359)
Net (income) loss attributable to redeemable noncontrolling interest	(403)	13

Net income (loss) available to DaVinciRe common shareholders	$198,240	$(13,346)

Net claims and claim expenses incurred - current accident year	$29,569	$235,601
Net claims and claim expenses incurred - prior accident years	(49,868)	(17,801)

Net claims and claim expenses incurred - total	$(20,299)	$217,800

Net claims and claim expense ratio - current accident year	11.9%	92.1%
Net claims and claim expense ratio - prior accident years	(20.1%)	(7.0%)

Net claims and claim expense ratio - calendar year	(8.2%)	85.1%
Underwriting expense ratio	39.0%	23.8%

Combined ratio	30.8%	108.9%

10

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Assets
Fixed maturity investments available for sale, at fair value	$4,505,446	$4,230,443	$3,164,848	$2,996,885	$3,645,294
Short term investments, at fair value	880,406	1,074,469	2,136,336	2,172,343	1,438,201
Other investments, at fair value	812,056	779,416	733,023	773,475	902,328
Investments in other ventures, under equity method	94,859	91,677	88,159	99,879	117,789

Total investments	6,292,767	6,176,005	6,122,366	6,042,582	6,103,612
Cash and cash equivalents	347,993	209,933	249,340	274,692	427,176
Premiums receivable	826,562	1,071,666	593,199	565,630	728,046
Ceded reinsurance balances	207,257	250,225	149,309	88,019	155,487
Losses recoverable	253,312	266,993	201,215	299,534	300,076
Accrued investment income	34,076	29,209	23,927	26,614	35,134
Deferred acquisition costs	95,614	114,836	97,710	81,904	114,038
Receivable for investments sold	188,497	332,763	308,483	236,485	368,313
Other secured assets	27,464	76,509	76,331	76,424	107,252
Other assets	201,982	206,455	165,492	217,986	178,163
Goodwill and other intangibles	69,175	70,843	72,537	74,181	71,942

Total assets	$8,544,699	$8,805,437	$8,059,909	$7,984,051	$8,589,239

Liabilities, Redeemable Noncontrolling Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$1,837,879	$1,938,295	$1,992,049	$2,160,612	$2,433,420
Reserve for unearned premiums	805,199	1,069,082	716,613	510,235	757,624
Debt	450,000	450,000	450,000	450,000	450,000
Reinsurance balances payable	457,947	499,437	289,522	315,401	360,829
Payable for investments purchased	247,502	468,329	590,401	378,111	545,100
Other secured liabilities	27,500	77,420	77,420	77,420	106,420
Other liabilities	251,504	198,710	171,738	290,998	195,071

Total liabilities	4,077,531	4,701,273	4,287,743	4,182,777	4,848,464

Redeemable noncontrolling interest - DaVinciRe	746,698	700,562	650,763	768,531	699,534

Shareholders’ Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	62,390	62,345	62,324	61,503	61,401
Additional paid-in capital	25,494	18,600	11,373	—	—
Accumulated other comprehensive income	78,338	12,065	69,530	75,387	16,544
Retained earnings	2,904,248	2,660,592	2,328,176	2,245,853	2,313,296

Total shareholders’ equity	3,720,470	3,403,602	3,121,403	3,032,743	3,041,241

Total liabilities, redeemable noncontrolling interest and shareholders’ equity	$8,544,699	$8,805,437	$8,059,909	$7,984,051	$8,589,239

Book value per common share	$49.21	$44.17	$39.65	$38.74	$38.94

Common shares outstanding	62,390	62,345	62,324	61,503	61,401

11

RenaissanceRe Holdings Ltd.

Investment Portfolio - Composition

	September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
TYPE OF INVESTMENT
U.S. treasuries	$713,715	11.3%	$300,521	4.9%	$227,594	3.7%	$467,480	7.8%	$690,264	11.3%
Agencies	256,570	4.1%	679,999	11.0%	404,124	6.6%	448,521	7.4%	419,053	6.9%
Non-U.S. government	122,757	2.0%	98,382	1.6%	72,904	1.2%	55,370	0.9%	83,556	1.4%
FDIC guaranteed corporate	903,137	14.4%	812,509	13.2%	516,115	8.4%	207,393	3.4%	—	—
Non-U.S. government-backed corporate	227,718	3.6%	143,284	2.3%	15,569	0.3%	3,530	0.1%	—	—
Corporate	860,057	13.7%	741,295	12.0%	510,848	8.3%	537,975	8.9%	740,013	12.1%
Agency mortgage-backed securities	1,039,945	16.5%	1,069,621	17.3%	990,126	16.2%	756,902	12.5%	708,269	11.6%
Non-agency mortgage-backed securities	46,179	0.7%	49,590	0.8%	62,059	1.0%	98,672	1.6%	220,478	3.6%
Commercial mortgage-backed securities	232,053	3.7%	204,275	3.3%	213,943	3.5%	255,020	4.3%	435,000	7.1%
Asset-backed	103,315	1.6%	130,967	2.1%	151,566	2.5%	166,022	2.7%	348,661	5.7%

Total fixed maturities available for sale, at fair value	4,505,446	71.6%	4,230,443	68.5%	3,164,848	51.7%	2,996,885	49.6%	3,645,294	59.7%
Short term investments, at fair value	880,406	14.0%	1,074,469	17.4%	2,136,336	34.9%	2,172,343	36.0%	1,438,201	23.6%
Other investments, at fair value	812,056	12.9%	779,416	12.6%	733,023	12.0%	773,475	12.8%	902,328	14.8%

Total managed investment portfolio	6,197,908	98.5%	6,084,328	98.5%	6,034,207	98.6%	5,942,703	98.4%	5,985,823	98.1%
Investments in other ventures, under equity method	94,859	1.5%	91,677	1.5%	88,159	1.4%	99,879	1.6%	117,789	1.9%

Total investments	$6,292,767	100.0%	$6,176,005	100.0%	$6,122,366	100.0%	$6,042,582	100.0%	$6,103,612	100.0%

CREDIT QUALITY OF FIXED MATURITIES
AAA	$3,636,884	80.7%	$3,498,768	82.7%	$2,625,260	83.0%	$2,524,500	84.2%	$2,928,677	80.3%
AA	368,744	8.2%	344,888	8.2%	210,173	6.6%	147,405	4.9%	377,421	10.4%
A	266,502	5.9%	227,803	5.4%	200,312	6.3%	200,318	6.7%	172,897	4.7%
BBB	149,509	3.3%	86,188	2.0%	65,726	2.1%	66,123	2.2%	93,506	2.6%
Non-investment grade	83,807	1.9%	72,796	1.7%	63,377	2.0%	58,539	2.0%	72,793	2.0%

Total fixed maturities available for sale, at fair value	$4,505,446	100.0%	$4,230,443	100.0%	$3,164,848	100.0%	$2,996,885	100.0%	$3,645,294	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Due in less than one year	$125,570	2.8%	$136,859	3.2%	$110,388	3.5%	$115,316	3.8%	$223,439	6.1%
Due after one through five years	2,550,285	56.6%	2,292,095	54.2%	1,363,800	43.1%	1,327,837	44.4%	1,256,700	34.5%
Due after five through ten years	297,289	6.6%	271,697	6.4%	191,201	6.0%	183,396	6.1%	370,532	10.1%
Due after 10 years	110,810	2.5%	75,339	1.8%	81,765	2.6%	93,720	3.1%	82,215	2.3%
Mortgage-backed securities	1,318,177	29.2%	1,323,486	31.3%	1,266,128	40.0%	1,110,594	37.1%	1,363,747	37.4%
Asset-backed securities	103,315	2.3%	130,967	3.1%	151,566	4.8%	166,022	5.5%	348,661	9.6%

Total fixed maturities available for sale, at fair value	$4,505,446	100.0%	$4,230,443	100.0%	$3,164,848	100.0%	$2,996,885	100.0%	$3,645,294	100.0%

	Sept. 30, 2009		June 30, 2009		Mar. 31, 2009		Dec. 31, 2008		Sept. 30, 2008
Average yield to maturity of fixed maturities and short term investments	2.4%		3.0%		2.5%		2.8%		5.0%
Average duration of fixed maturities and short term investments	2.5		2.5		1.3		1.5		2.2
Average credit quality of fixed maturities and short term investments	AA		AA		AA		AA		AA

12

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
TYPE OF INVESTMENT
Private equity partnerships	$279,030	$263,263	$247,559	$258,901	$297,167
Senior secured bank loan funds	240,514	259,234	220,202	215,870	272,752
Catastrophe bonds	124,192	100,502	93,798	93,085	83,434
Non-U.S. fixed income funds	81,083	68,192	81,757	81,719	104,196
Hedge funds	52,955	66,625	72,428	105,838	115,345
Miscellaneous other investments	34,282	21,600	17,279	18,062	29,434

Total other investments, at fair value	$812,056	$779,416	$733,023	$773,475	$902,328

TYPE OF INVESTMENT
Private equity partnerships	34.4%	33.8%	33.7%	33.5%	33.0%
Senior secured bank loan funds	29.6%	33.3%	30.0%	27.9%	30.2%
Catastrophe bonds	15.3%	12.9%	12.8%	12.0%	9.2%
Non-U.S. fixed income funds	10.0%	8.7%	11.2%	10.6%	11.5%
Hedge funds	6.5%	8.5%	9.9%	13.7%	12.8%
Miscellaneous other investments	4.2%	2.8%	2.4%	2.3%	3.3%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

13

RenaissanceRe Holdings Ltd.

Investment Result

	Three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Fixed maturity investments available for sale	$44,127	$40,007	$39,127	$53,290	$52,087
Short term investments	2,285	2,741	3,071	7,313	9,990
Other investments
Hedge funds and private equity investments	15,510	12,327	(19,741)	(55,364)	(15,080)
Other	47,748	61,740	21,821	(84,983)	(30,306)
Cash and cash equivalents	102	157	373	1,552	1,956

	109,772	116,972	44,651	(78,192)	18,647
Investment expenses	(2,957)	(2,679)	(2,525)	(4,532)	(2,880)

Net investment income (loss)	106,815	114,293	42,126	(82,724)	15,767

Gross realized gains	26,734	33,213	31,423	40,749	20,007
Gross realized losses	(9,940)	(14,324)	(9,297)	(58,371)	(8,809)

Net realized gains (losses) on investments	16,794	18,889	22,126	(17,622)	11,198
Total other-than-temporary impairments	(1,408)	(5,289)	(19,022)	(66,251)	(98,808)
Portion recognized in other comprehensive income, before taxes	1,062	3,456	—	—	—

Net other-than-temporary impairments	(346)	(1,833)	(19,022)	(66,251)	(98,808)
Net unrealized (losses) gains on fixed maturity investments available for sale	74,697	(57,166)	(5,407)	62,363	(21,411)
FAS 115-2 cumulative effect adjustment (1)	—	76,615	—	—	—

Net change in unrealized holding gains on fixed maturity investments available for sale	74,697	19,449	(5,407)	62,363	(21,411)

Total investment result	$197,960	$150,798	$39,823	$(104,234)	$(93,254)

	Nine months ended
	September 30, 2009	September 30, 2008
Fixed maturity investments available for sale	$123,261	$147,930
Short term investments	8,097	41,124
Other investments
Hedge funds and private equity investments	8,096	(46,415)
Other	131,309	(32,884)
Cash and cash equivalents	632	5,900

	271,395	115,655
Investment expenses	(8,161)	(8,700)

Net investment income	263,234	106,955

Gross realized gains	91,370	58,885
Gross realized losses	(33,561)	(30,563)

Net realized gains (losses) on investments	57,809	28,322
Total other-than-temporary impairments	(25,719)	(150,763)
Portion recognized in other comprehensive income, before taxes	4,518	—

Net other-than-temporary impairments	(21,201)	(150,763)
Net unrealized losses on fixed maturity investments available for sale	12,124	(32,930)
FAS 115-2 cumulative effect adjustment (1)	76,615	—

Net change in unrealized holding gains on fixed maturity investments available for sale	88,739	(32,930)

Total investment result	$388,581	$(48,416)

(1)	Cumulative effect adjustment to opening retained earnings as of April 1, 2009, related to the recognition and presentation of other-than-temporary impairments, as required by FASB ASC Topic Investments - Debt and Equity Securities.

14

RenaissanceRe Holdings Ltd.

Investment Portfolio - Yield to Maturity and Credit Rating

					Credit Rating (1)
At September 30, 2009	Amortized Cost	Fair Value	% of Total Managed Investment Portfolio	Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$880,406	$880,406	14.2%	0.2%	$877,484	$2,822	$—	$—	$100	$—
		100.0%			99.7%	0.3%	0.0%	0.0%	0.0%	0.0%
Fixed maturity investments available for sale
U.S. treasuries	709,262	713,715	11.5%	1.8%	713,715	—	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	181,286	183,491	3.0%	1.8%	178,636	—	4,855	—	—	—
Other agencies	71,550	73,079	1.1%	1.9%	73,079	—	—	—	—	—

Total agencies	252,836	256,570	4.1%	1.8%	251,715	—	4,855	—	—	—
Non-U.S. government	112,603	122,757	2.0%	3.9%	68,613	19,516	1,476	20,739	11,878	535
FDIC guaranteed corporate	892,871	903,137	14.6%	1.5%	903,137	—	—	—	—	—
Non-U.S. government-backed corporate	224,606	227,718	3.7%	2.4%	223,137	4,581	—	—	—	—
Corporate	817,276	860,057	13.9%	3.7%	95,789	336,327	232,629	124,381	70,931	—
Mortgage-backed securities
Residential mortgage-backed securities
Agency securities	1,019,302	1,039,945	16.8%	3.3%	1,039,945	—	—	—	—	—
Non-agency securities	34,191	33,451	0.5%	7.6%	25,712	6,921	—	689	129	—
Non-agency securities - Alt A	12,717	12,728	0.2%	13.2%	9,391	1,399	1,604	—	334	—
Non-agency securities - Sub-prime	—	—	—	—	—	—	—	—	—	—

Total residential mortgage-backed securities	1,066,210	1,086,124	17.5%	3.5%	1,075,048	8,320	1,604	689	463	—
Commercial mortgage-backed securities	235,753	232,053	3.7%	5.4%	202,415	—	25,938	3,700	—	—

Total mortgage-backed securities	1,301,963	1,318,177	21.2%	3.8%	1,277,463	8,320	27,542	4,389	463	—
Asset-backed securities
Student loans	54,560	55,524	0.9%	1.7%	55,524	—	—	—	—	—
Auto	29,328	29,756	0.5%	1.6%	29,756	—	—	—	—	—
Credit cards	6,962	7,131	0.1%	1.3%	7,131	—	—	—	—	—
Other	11,161	10,904	0.2%	7.8%	10,904	—	—	—	—	—

Total asset-backed securities	102,011	103,315	1.7%	2.3%	103,315	—	—	—	—	—

Total securitized assets	1,403,974	1,421,492	22.9%	3.7%	1,380,778	8,320	27,542	4,389	463	—

Total fixed maturity investments available for sale	4,413,428	4,505,446	72.7%	2.8%	3,636,884	368,744	266,502	149,509	83,272	535
		100.0%			80.8%	8.2%	5.9%	3.3%	1.8%	0.0%

Other investments
Private equity partnerships		279,030	4.5%		—	—	—	—	—	279,030
Senior secured bank loan funds		240,514	3.8%		—	—	—	—	240,514	—
Catastrophe bonds		124,192	2.0%		—	—	25,209	—	98,983	—
Non-U.S. fixed income funds		81,083	1.3%		—	—	—	44,494	36,589	—
Hedge funds		52,955	0.9%		—	—	—	—	—	52,955
Miscellaneous other investments		34,282	0.6%		—	—	—	25,900	8,382	—

Total other investments		812,056	13.1%		—	—	25,209	70,394	384,468	331,985
Total managed investment portfolio		$6,197,908	100.0%		$4,514,368	$371,566	$291,711	$219,903	$467,840	$332,520
		100.0%			72.9%	6.0%	4.7%	3.5%	7.5%	5.4%

(1)	The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short-term issue credit rating as AAA, short term investments with A-2 short-term issue credit rating as AA and short term investments with an A-3 short-term issue credit rating as A.

15

RenaissanceRe Holdings Ltd.

Investment Portfolio - Change in Fair Value

	At September 30, 2009		At December 31, 2008		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$880,406	14.2%	$2,172,343	36.6%	$(1,291,937)	(59.5%)

Fixed maturity investments available for sale

U.S. treasuries	713,715	11.5%	467,480	7.9%	246,235	52.7%

Agencies

Fannie Mae & Freddie Mac	183,491	3.0%	385,229	6.4%	(201,738)	(52.4%)
Other agencies	73,079	1.1%	63,292	1.1%	9,787	15.5%

Total agencies	256,570	4.1%	448,521	7.5%	(191,951)	(42.8%)

Non-U.S. government	122,757	2.0%	55,370	0.9%	67,387	121.7%

FDIC guaranteed corporate	903,137	14.6%	207,393	3.5%	695,744	335.5%

Non-U.S. government-backed corporate	227,718	3.7%	3,530	0.1%	224,188	6350.9%

Corporate	860,057	13.9%	537,975	9.1%	322,082	59.9%

Mortgage-backed securities
Residential mortgage-backed securities
Agency securities	1,039,945	16.8%	756,902	12.7%	283,043	37.4%
Non-agency securities	33,451	0.5%	70,916	1.2%	(37,465)	(52.8%)
Non-agency securities - Alt A	12,728	0.2%	27,756	0.5%	(15,028)	(54.1%)
Non-agency securities - Sub-prime	—	0.0%	—	0.0%	—	0.0%

Total residential mortgage-backed securities	1,086,124	17.5%	855,574	14.4%	230,550	26.9%

Commercial mortgage-backed securities	232,053	3.7%	255,020	4.3%	(22,967)	(9.0%)

Total mortgage-backed securities	1,318,177	21.2%	1,110,594	18.7%	207,583	18.7%

Asset-backed securities
Student loans	55,524	0.9%	46,988	0.8%	8,536	18.2%
Auto	29,756	0.5%	95,812	1.6%	(66,056)	(68.9%)
Credit cards	7,131	0.1%	12,056	0.2%	(4,925)	(40.9%)
Other	10,904	0.2%	11,166	0.1%	(262)	(2.3%)

Total asset-backed securities	103,315	1.7%	166,022	2.7%	(62,707)	(37.8%)

Total securitized assets	1,421,492	22.9%	1,276,616	21.4%	144,876	11.3%

Total fixed maturity investments available for sale	4,505,446	72.7%	2,996,885	50.4%	1,508,561	50.3%

Other investments
Private equity partnerships	279,030	4.5%	258,901	4.3%	20,129	7.8%
Senior secured bank loan funds	240,514	3.8%	215,870	3.6%	24,644	11.4%
Catastrophe bonds	124,192	2.0%	93,085	1.8%	31,107	33.4%
Non-U.S. fixed income funds	81,083	1.3%	81,719	1.6%	(636)	(0.8%)
Hedge funds	52,955	0.9%	105,838	1.4%	(52,883)	(50.0%)
Miscellaneous other investments	34,282	0.6%	18,062	0.3%	16,220	89.8%

Total other investments	812,056	13.1%	773,475	13.0%	38,581	5.0%

Total managed investment portfolio	$6,197,908	100.0%	$5,942,703	100.0%	$255,205	4.3%

16

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments Available for Sale - Securitized Assets

			% of Total Managed Investment Portfolio
At September 30, 2009	Fair Value	% of Total Managed Investment Portfolio	Vintage						% of Total Securitized Assets	Weighted Average Life
			2009	2008	2007	2006	2005	2004 & Prior
Total managed investment portfolio	$6,197,908	100.0%

Mortgage-backed securities

Residential mortgage-backed securities

Agency securities	1,039,945	16.8%	4.0%	6.1%	3.1%	1.0%	0.6%	2.0%	73.2%	3.2
Non-agency securities	33,451	0.5%	0.0%	0.0%	0.0%	0.1%	0.2%	0.2%	2.4%	4.2
Non-agency securities - Alt A	12,728	0.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%	0.9%	4.2
Non-agency securities - Sub-prime	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	—

Total non-agency securities	46,179	0.7%	0.0%	0.0%	0.0%	0.1%	0.3%	0.3%	3.3%	4.2

Total residential mortgage-backed securities	1,086,124	17.5%	4.0%	6.1%	3.1%	1.1%	0.9%	2.3%	76.5%	3.2
Commercial mortgage-backed securities	232,053	3.7%	0.2%	0.2%	0.3%	0.5%	0.9%	1.6%	16.3%	2.7

Total mortgage-backed securities	1,318,177	21.2%	4.2%	6.3%	3.4%	1.6%	1.8%	3.9%	92.8%	3.1

Asset-backed securities

Student loans	55,524	0.9%	0.0%	0.6%	0.0%	0.0%	0.2%	0.1%	3.9%	5.2
Auto	29,756	0.5%	0.0%	0.1%	0.0%	0.3%	0.1%	0.0%	2.0%	0.7
Credit cards	7,131	0.1%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.5%	1.4
Other	10,904	0.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%	0.8%	1.2

Total asset-backed securities	103,315	1.7%	0.0%	0.7%	0.0%	0.3%	0.5%	0.2%	7.2%	3.2

Total securitized assets	$1,421,492	22.9%	4.2%	7.0%	3.4%	1.9%	2.3%	4.1%	100.0%	3.1

17

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments Available for Sale - Corporate Sector

	At September 30, 2009
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade
Financials	$406,977	$34,982	$207,513	$123,305	$24,852	$16,325
Industrial, utilities and energy	143,694	81	44,019	41,049	39,915	18,630
Consumer	195,580	45,571	84,795	25,651	18,844	20,719
Communications and technology	95,509	15,155	—	39,325	28,334	12,695
Basic materials	18,297	—	—	3,299	12,436	2,562

Total corporate fixed maturity investments available for sale, at fair value (1)	$860,057	$95,789	$336,327	$232,629	$124,381	$70,931

Fixed Maturity Investments Available for Sale - Corporate Top 10 Issuers by Fair Value

	At September 30, 2009
Issuer	Total	Short term investments	Fixed maturity investments available for sale
General Electric Company	$70,106	$1,748	$68,358
Wells Fargo & Company	68,712	1,300	67,412
JP Morgan Chase & Co.	34,212	—	34,212
Pfizer Inc.	29,859	—	29,859
The Bank of New York Mellon Corporation	27,220	—	27,220
Rabobank Nederland	26,326	2,999	23,327
Novartis AG	24,544	—	24,544
Royal Dutch Shell plc	21,991	—	21,991
Wal-Mart Stores, Inc.	20,964	—	20,964
Citigroup Inc.	16,886	1,800	15,086

Total (1)	$340,820	$7,847	$332,973

(1)	Excludes FDIC guaranteed and non-U.S. government backed corporate fixed maturity investments available for sale, at fair value.

18

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

September 30, 2009	Case Reserves	Additional Case Reserves	IBNR	Total
Property catastrophe reinsurance	$190,779	$233,954	$236,429	$661,162
Specialty reinsurance	110,806	130,040	372,405	613,251

Total Reinsurance	301,585	363,994	608,834	1,274,413
Individual Risk	196,320	6,705	360,441	563,466

Total	$497,905	$370,699	$969,275	$1,837,879

June 30, 2009
Property catastrophe reinsurance	$215,829	$254,199	$216,781	$686,809
Specialty reinsurance	108,376	142,266	387,696	638,338

Total Reinsurance	324,205	396,465	604,477	1,325,147
Individual Risk	199,646	15,948	397,554	613,148

Total	$523,851	$412,413	$1,002,031	$1,938,295

March 31, 2009
Property catastrophe reinsurance	$273,811	$281,956	$231,970	$787,737
Specialty reinsurance	106,700	145,266	379,921	631,887

Total Reinsurance	380,511	427,222	611,891	1,419,624
Individual Risk	236,905	13,519	322,001	572,425

Total	$617,416	$440,741	$933,892	$1,992,049

December 31, 2008
Property catastrophe reinsurance	$312,944	$297,279	$250,946	$861,169
Specialty reinsurance	113,953	135,345	387,352	636,650

Total Reinsurance	426,897	432,624	638,298	1,497,819
Individual Risk	253,327	14,591	394,875	662,793

Total	$680,224	$447,215	$1,033,173	$2,160,612

September 30, 2008
Property catastrophe reinsurance	$272,682	$529,537	$293,315	$1,095,534
Specialty reinsurance	113,337	152,012	387,899	653,248

Total Reinsurance	386,019	681,549	681,214	1,748,782
Individual Risk	224,912	16,125	443,601	684,638

Total	$610,931	$697,674	$1,124,815	$2,433,420

19

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended September 30, 2009			Three months ended September 30, 2008
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,938,295	$266,993	$1,671,302	$2,009,803	$191,789	$1,818,014

Incurred losses and loss expenses
Current year	138,683	29,672	109,011	692,491	121,147	571,344
Prior years	(79,956)	(9,512)	(70,444)	(44,251)	(8,254)	(35,997)

Total incurred losses and loss expenses	58,727	20,160	38,567	648,240	112,893	535,347

Paid losses and loss expenses
Current year	82,535	1,778	80,757	140,220	5,744	134,476
Prior years	76,608	32,063	44,545	84,403	(1,138)	85,541

Total paid losses and loss expenses	159,143	33,841	125,302	224,623	4,606	220,017

Reserve for losses and loss expenses, end of period	$1,837,879	$253,312	$1,584,567	$2,433,420	$300,076	$2,133,344

	Nine months ended September 30, 2009			Nine months ended September 30, 2008
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,160,612	$299,534	$1,861,078	$2,028,496	$183,275	$1,845,221
Incurred losses and loss expenses
Current year	451,351	90,365	360,986	1,037,752	175,380	862,372
Prior years	(174,543)	(5,144)	(169,399)	(155,019)	(24,367)	(130,652)

Total incurred losses and loss expenses	276,808	85,221	191,587	882,733	151,013	731,720

Paid losses and loss expenses
Current year	107,631	1,579	106,052	157,225	1,014	156,211
Prior years	491,910	129,864	362,046	320,584	33,198	287,386

Total paid losses and loss expenses	599,541	131,443	468,098	477,809	34,212	443,597

Reserve for losses and loss expenses, end of period	$1,837,879	$253,312	$1,584,567	$2,433,420	$300,076	$2,133,344

20

RenaissanceRe Holdings Ltd.

Earnings per Share

	Three months ended
(common shares in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$258,628	$271,179	$97,284	$(55,192)	$(230,974)
Amount allocated to participating common shareholders (1)	(6,067)	(6,007)	(1,809)	594	2,901

	$252,561	$265,172	$95,475	$(54,598)	$(228,073)

Denominator:
Denominator for basic income per RenaissanceRe common share -

Weighted average common shares	60,898	60,963	60,635	60,732	60,943

Per common share equivalents of employee stock options and restricted shares	469	359	354	537	751

Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	61,367	61,322	60,989	61,269	61,694

Basic income (loss) per RenaissanceRe common share	$4.15	$4.35	$1.57	$(0.91)	$(3.79)

Diluted income (loss) per RenaissanceRe common share (2)	$4.12	$4.32	$1.57	$(0.91)	$(3.79)

	Nine months ended
(common shares in thousands)	September 30, 2009	September 30, 2008
Numerator:
Net income available to RenaissanceRe common shareholders	$627,091	$41,912
Amount allocated to participating common shareholders (1)	(13,310)	(607)

	$613,781	$41,305

Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	60,832	63,131
Per common share equivalents of employee stock options and restricted shares	394	994

Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	61,226	64,125

Basic income per RenaissanceRe common share	$10.09	$0.66
Diluted income per RenaissanceRe common share	$10.03	$0.65

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.
(2)	Earnings per share calculations use average common shares outstanding-basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

21

RenaissanceRe Holdings Ltd.

Equity in Earnings of Other Ventures

	Three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Top Layer Re	$3,385	$4,176	$2,146	$2,310	$2,431
Tower Hill and the Tower Hill Companies	1,098	536	(491)	(840)	(832)
Starbound II	—	—	—	—	777
Other	(152)	720	81	(1,322)	(43)

Total equity in earnings of other ventures	$4,331	$5,432	$1,736	$148	$2,333

	Nine months ended
	September 30, 2009	September 30, 2008
Top Layer Re	$9,707	$9,067
Tower Hill and the Tower Hill Companies	1,143	1,385
Starbound II	—	3,202
Other	649	(199)

Total equity in earnings of other ventures	$11,499	$13,455

22

RenaissanceRe Holdings Ltd.

Other Income (Loss)

	Three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Weather and energy risk operations	$13,674	$6,428	$4,814	$5,232	$(589)
Mark-to-market on Platinum warrant	12,839	424	(13,724)	1,836	5,538
Weather-related and loss mitigation	(2,110)	(2,963)	(3,279)	(1,919)	(3,070)
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(13,147)	(7,928)	(2,678)	(3,717)	(1,847)
Other items	2,168	383	72	(1,426)	2,226

Total other income (loss)	$13,424	$(3,656)	$(14,795)	$6	$2,258

	Nine months ended
	September 30, 2009	September 30, 2008
Weather and energy risk operations	$24,916	$19,890
Mark-to-market on Platinum warrant	(461)	(2,374)
Weather-related and loss mitigation	(8,352)	(7,153)
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(23,753)	(6,022)
Other items	2,623	5,905

Total other (loss) income	$(5,027)	$10,246

23

RenaissanceRe Holdings Ltd.

Ratings

September 30, 2009	A.M. Best	S&P	Moody’s	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A2	A
DaVinci	A	A+	—	—
Top Layer Re	A+	AA	—	—
Renaissance Europe	A+	AA-	—	—

INDIVIDUAL RISK SEGMENT (1)
Glencoe	A	A+	—	—
Stonington	A	A+	—	—
Stonington Lloyds	A	A+	—	—
Lantana	A	A+	—	—

RENAISSANCERE (2)	a-	A	Baa1	BBB+

(1)	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Individual Risk segments reflect the insurer’s financial strength rating.

(2)	The A.M. Best, S&P, Moody’s and Fitch ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

24

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income (loss)” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss)” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders”, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized gains and losses on investments and net other-than-temporary impairment losses on fixed maturity investments available for sale. The Company’s management believes that “operating income (loss)” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s investment portfolio, which is not considered by management to be a relevant indicator of its business operations. The Company also uses operating income (loss) to calculate “operating income (loss) per common share—diluted” and “operating return on average common equity—annualized”. The following is a reconciliation of 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share—diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share—diluted; and 3) return on average common equity—annualized to operating return on average common equity, annualized:

	Three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$258,628	$271,179	$97,284	$(55,192)	$(230,974)
Adjustment for net realized (gains) losses on investments	(16,794)	(18,889)	(22,126)	17,622	(11,198)
Adjustment for net other-than-temporary impairments	346	1,833	19,022	66,251	98,808

Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$242,180	$254,123	$94,180	$28,681	$(143,364)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$4.12	$4.32	$1.57	$(0.91)	$(3.79)
Adjustment for net realized (gains) losses on investments	(0.27)	(0.31)	(0.36)	0.29	(0.18)
Adjustment for net other-than-temporary impairments	—	0.04	0.31	1.09	1.62

Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$3.85	$4.05	$1.52	$0.47	$(2.35)

Return on average common equity - annualized	35.5%	41.5%	16.0%	(9.2%)	(36.1%)
Adjustment for net realized (gains) losses on investments	(2.2%)	(2.9%)	(3.6%)	2.9%	(1.7%)
Adjustment for net other-than-temporary impairments	—	0.3%	3.1%	11.1%	15.4%

Operating return on average common equity - annualized	33.3%	38.9%	15.5%	4.8%	(22.4%)

	Nine months ended
	September 30, 2009	September 30, 2008
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$627,091	$41,912
Adjustment for net realized gains on investments	(57,809)	(28,322)
Adjustment for net other-than-temporary impairments	21,201	150,763

Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$590,483	$164,353

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$10.03	$0.65
Adjustment for net realized gains on investments	(0.94)	(0.44)
Adjustment for net other-than-temporary impairments	0.34	2.35

Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$9.43	$2.56

Return on average common equity - annualized	31.3%	2.1%
Adjustment for net realized gains on investments	(2.8%)	(1.4%)
Adjustment for net other-than-temporary impairments	1.0%	7.5%

Operating return on average common equity - annualized	29.5%	8.2%

(1)	Earnings per share calculations use average common shares outstanding-basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

25

RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures.

The Company has also included in this Financial Supplement “tangible book value per common share plus accumulated dividends”. This is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per common share plus accumulated dividends” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets and the inclusion of accumulated dividends. The following is a reconciliation of book value per common share to tangible book value per common share plus accumulated dividends:

	At
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Book value per common share	$49.21	$44.17	$39.65	$38.74	$38.94
Adjustment for goodwill and intangible assets (1)	(1.83)	(1.89)	(1.93)	(2.01)	(1.92)

Tangible book value per common share	47.38	42.28	37.72	36.73	37.02
Adjustment for accumulated dividends	8.64	8.40	8.16	7.92	7.69

Tangible book value per common share plus accumulated dividends	$56.02	$50.68	$45.88	$44.65	$44.71

(1)	At September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, goodwill and other intangibles included $45.3 million, $46.7 million, $48.3 million, $49.8 million and $46.4 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

26